                                                                S & S DRAFT
                                                                6/24/94

                                                                EXHIBIT 1.1(b)




               OPTIONS REPRESENTED BY BRACKETED OR BLANK SECTIONS
               HEREIN SHALL BE DETERMINED IN CONFORMITY WITH THE
                APPLICABLE PROSPECTUS SUPPLEMENT OR SUPPLEMENTS.


________________________________________________________________________________


                                 THE DIAL CORP



                Preferred Stock, Depositary Shares, Common Stock
                                     and/or
                       Warrants to Purchase Common Stock



                             UNDERWRITING AGREEMENT
                             ______________________



Dated:  ___________, 19__


________________________________________________________________________________

                                 THE DIAL CORP

                            (a Delaware corporation)

            Preferred Stock, Depositary Shares, Common Stock and/or
                       Warrants to Purchase Common Stock



                             UNDERWRITING AGREEMENT
                             ______________________

                                                               ___________, 19__
                                                              New York, New York



To the Representatives
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II
  hereto


Dear Sirs:

               The Dial Corp, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the following securities which may be sold either separately or together as specified in
Schedule I hereto (the "Offered Securities"): (1) shares of the Company's Preferred Stock, par value $0.01 per share (the "Preferred Stock"), (2) depositary shares (the "Offered Depositary Shares") evidenced by depositary receipts (the "Offered Receipts") representing an interest in shares of Preferred Stock, which Offered Depositary Shares are to be issued pursuant to a deposit agreement (the "Deposit Agreement") among the Company, _____________ (the "Depositary") and the holders from time to time of such Offered Receipts,
(3) shares of the Company's Common Stock, par value $1.50 per share (the "Common Stock") and (4) warrants to purchase shares of Common Stock (the "Offered Warrants"), which warrants are to be issued pursuant to a warrant agreement (the "Common Stock Warrant Agreement") between the Company and ____________ (the "Common Warrant Agent"), such sale of Offered Securities to be on the terms and conditions stated herein and in
Schedule II.

               If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

               The shares of Preferred Stock may be convertible (the "Convertible Preferred Stock") into shares of Common Stock in accordance with the terms of the certificate of designations relating to such Preferred Stock (the "Certificate of Designations"), as specified in Schedule I.

               Any shares of Common Stock issuable upon exercise of Offered Warrants or upon conversion of shares of Preferred Stock are collectively referred to herein as the "Shares". [If, at the time of the issuance of any such Shares or Offered Common Stock, the Rights Agreement (as defined below) is in effect, each such Share and share of Offered Common Stock will include, to the extent provided for in the Rights Agreement, one Junior Preferred Stock purchase right (such rights being hereinafter referred to as the "Rights") entitling the holder thereof to purchase, under certain circumstances, Junior Preferred Stock or other property. The Rights are to be issued pursuant to the Rights Agreement dated as of February 15, 1992, between the Company and The Valley National Bank of Arizona, as rights agent (such agreement or a successor thereto, as the same may be amended, being referred to as the "Rights Agreement").]

               Any shares of Preferred Stock and Common Stock to be sold pursuant to this Agreement, as specified in Schedule I, are referred to herein separately as the "Offered Preferred Stock" and the "Offered Common Stock", respectively, and collectively as the "Offered Securities". The Offered Securities, the shares of Preferred Stock represented by the Offered Depositary Shares, if any, and the Shares, if any, are collectively referred to as the "Securities".

               1.     Representations and Warranties.
                      _______________________________

The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

               (a) If the offering of the Offered Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable, and, if the offering of the Offered Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                      (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with
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                                       3

               the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Offered Securities. The Company may have filed one or more amendments thereto, and may have used a preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission. The offering of the Offered Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Offered Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Offered Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Offered Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                      (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Offered Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Offered Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Offered Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Offered Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

               (b) On the Effective Date, the Registration Statement did and will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not and will not, and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

               (c) The Company has complied and will comply with all the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

               (d) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Offered Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Offered Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Offered Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective), and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act.
       "Rule 430A Information" means information with respect to the Offered Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the

       Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Offered Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in
       Schedule I hereto.

               2.     Purchase and Sale.
                      __________________

Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the number of Offered Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Offered Securities pursuant to delayed delivery arrangements, the respective number of Offered Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Offered Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

               If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Offered Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the number of the Offered Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum number of Offered Securities set forth in

Schedule I hereto and may not exceed the maximum number of Offered Securities set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The number of Offered Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total number of Contract Securities as the number of Offered Securities set forth opposite the name of such Underwriter bears to the aggregate number set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total number of Offered Securities to be purchased by all Underwriters shall be the aggregate number set forth in Schedule II hereto less the aggregate number of Contract Securities.

               3.     Delivery and Payment.
                      _____________________

Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate) which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Offered Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

               The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

               4.     Agreements.
                      ___________

The Company agrees with the several Underwriters that:

               (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Offered Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final

       Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object.
       Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Offered Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
       Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

               (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

               (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

               [(f)   Until the business date set forth on Schedule I hereto,
       the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (including commercial paper in the ordinary course of its business).]

               (g) In the event that the Securities include Shares, the Company will reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue the Shares issuable upon conversion of any Securities.

               5.     Conditions to the Obligations of the Underwriters.
                      __________________________________________________

The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date, or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the

       Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

               (b) The Company shall have furnished to the Representatives the opinion of L. Gene Lemon, Vice President and General Counsel for the Company, dated the Closing Date, to the effect that:

                      (i) each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

                      (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                      (iii) the Company's authorized equity capitalization is as set forth in the Final Prospectus; the Securities conform to the description thereof contained in the Final Prospectus; and, if the Securities are to be listed on any securities exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such securities exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                      (iv) [To be included only if the Underwriters are purchasing Offered Preferred Stock.] (A) such Offered Preferred Stock has been duly authorized and, when issued in accordance with the terms of the Certificate of Designations and paid for in accordance with this Agreement [and the Delayed Delivery Contracts], will be validly issued, fully paid and nonassessable. All corporate action required to be taken for the authorization, issuance and delivery of such Offered Preferred Stock has been validly taken. The issuance of such Offered Preferred Stock is not subject to any preemptive rights of any stockholder of the Company;

                      [To be included only if the Underwriters are purchasing
               Offered Preferred Stock that includes Offered Convertible Preferred Stock.] (B) such Offered Preferred Stock is convertible into Common Stock in accordance with the terms of the Offered Preferred Stock and the Certificate of Designations. The Shares issuable upon conversion of such shares of Offered Preferred Stock have been duly authorized and validly reserved for issuance by the Company upon such conversion and, when issued in accordance with the terms of such Offered Preferred Stock and the Certificate of Designations, such Shares will be validly issued, fully paid and nonassessable. All corporate action required to be taken for the authorization, issuance and delivery of such Shares has been validly taken. The issuance of such Shares upon the conversion thereof will not be subject to the preemptive rights of any stockholder of the Company;

                      (v) [to be included only if the Underwriters are purchasing Offered Depositary Shares.] (A) the Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Depositary, the Deposit Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                      (B) the Offered Depositary Shares have been duly authorized. When the Offered Receipts are executed, countersigned, issued and delivered in the manner provided for in the Deposit Agreement, such Offered Depositary Shares evidenced thereby, when sold and paid for in accordance with this Agreement [and the Delayed Delivery Contracts], will represent legal and valid interests in the Preferred Stock deposited by the Company with the Depositary pursuant to the terms of the Deposit Agreement and will entitle the holder of such Offered Receipts to the benefits of the Deposit Agreement;

                      (C) the shares of Preferred Stock being delivered to the Depositary and represented by such Offered Depositary Shares have been duly authorized and, when issued and delivered to the Depositary against delivery of Offered Receipts to the Underwriters, will be validly issued, fully paid and nonassessable. All corporate action required to be taken for the authorization, issuance and delivery of such Preferred Stock and Offered Depositary Shares has been validly taken. The issuance of such Preferred Stock and the Offered Depositary Shares is not subject to any preemptive rights of any stockholder of the Company;

                      (D) [To be included only of the Underwriters are purchasing Offered Depositary Shares evidencing an interest in Convertible Preferred Stock.] such Preferred Stock is convertible into Common Stock in accordance with the terms of the Convertible Preferred Stock and the Certificate of Designations. The Shares issuable upon conversion of such shares of Convertible Preferred Stock represented by such Offered Depositary Shares have been duly authorized and validly reserved for issuance by the Company upon such conversion and, when issued in accordance with the terms of such Convertible Preferred Stock and the Certificate of Designations, such Shares will be validly issued, fully paid and nonassessable. All corporate action required to be taken for the authorization, issuance and delivery of such Shares has been validly taken.
               The issuance of such Shares upon the conversion thereof will not be subject to the preemptive rights of any stockholder of the Company;

                      (vi) [To be included only if the Underwriters are purchasing Offered Common Stock.] such Offered Common Stock has been duly authorized and, when issued and paid for in accordance with this Agreement [and the Delayed Delivery Contracts], will be validly issued, fully paid and nonassessable. All corporate action required to be taken for the issuance, delivery and sale of such Offered Common Stock has been validly taken. The issuance of the Offered Common Stock is not subject to any preemptive rights of any stockholder of the Company;

                      (vii) [To be included only if the Underwriters are purchasing Offered Warrants.] (A) the Warrant Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Warrant Agent, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Offered Warrants have been duly executed and issued in accordance with the provisions of the Warrant Agreement and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of Contract Securities, will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Warrant Agreement;

                      (B) such Offered Warrants have been duly authorized by the Company and, assuming that the Offered Warrants have been duly countersigned by the Warrant Agent in the manner provided for in its certificate delivered to you at the Closing Time, such Offered Warrants have been duly executed, issued and delivered by the Company and, when paid for in accordance with this Agreement [and the Delayed Delivery Contracts], will constitute valid and binding obligations of the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                      (C) the Shares have been duly authorized by the Company and validly reserved for issuance by the Company upon such exercise and, when issued and delivered in accordance with the terms of the Warrant Agreement, such Shares will be validly issued, fully paid and nonassessable. All corporate action required to be taken for the authorization, issuance and delivery of such Shares has been validly taken. The issuance of such Offered Warrants is not, and the issuance of such Shares upon exercise of the Offered Warrants will not be, subject to the preemptive rights of any stockholder of the Company;

                      (viii) [To be included only if the Underwriters are purchasing Offered Common Stock, Offered Warrants or Offered Preferred Stock that includes Convertible Preferred Stock.] if the Rights Agreement is in effect at the time of the issuance of the Shares or shares of Offered Common Stock, the Rights Agreement has been duly authorized, executed and delivered by the Company and, when issued upon issuance of such Shares or shares of Offered Common Stock, will be validly issued; all corporate action required to be taken for the authorization, issuance and delivery of such Rights has been validly taken; the issuance of such Rights upon issuance of such Shares or shares of Offered Common Stock is not, and the issuance of such shares of Common Stock upon exercise of such Rights will not be, subject to any preemptive rights of any stockholder of the

               Company; and the Rights Agreement conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

                      (ix) each of the Securities, the Deposit Agreement and any Warrant Agreement conforms in all material respect as to legal matters to the descriptions thereof contained in the Prospectus;

                      (x) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body, or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                      (xi) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act, and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                      (xii) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

                      (xiii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                      (xiv) neither the issue and sale of the Offered Securities, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                      (xv) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph
       (b) include any supplements thereto at the Closing Date.

               (c) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Offered Securities, the Deposit Agreement, the Warrant Agreement, [the Rights Agreement,] any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                      (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                      (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                      (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto) there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

               (e) At the Closing Date, Deloitte & Touche shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives) dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                      (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                      (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive, audit, compensation and nominating committee of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                              (1)     any unaudited financial statements
                      included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                              (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company or decreases in working capital of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                              (3) the amounts included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                      (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                      (iv) if pro forma financial statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

               References to the Final Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

               In addition, except as provided in Schedule I hereto, at the Execution Time, Deloitte & Touche shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

               (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Offered Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

               (g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

               (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

               (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

               If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the

Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.


                6.   Reimbursement of Underwriters' Expenses.
                     ________________________________________

If the sale of the Offered Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 5 hereof is not satisfied, because of any termination pursuant to
Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Offered Securities.

                7.   Indemnification and Contribution.
                     _________________________________

                (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the

           Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the names of the Underwriters set forth on the cover page of the Prospectus Supplement and under the heading "Plan of Distribution" in the Prospectus Supplement and the information set forth under the heading "Plan of Distribution" in the Prospectus Supplement relating to the after-market activities of the Underwriters in making a market for, or purchasing in the secondary market, the Securities in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                (c)  Promptly after receipt by an indemnified party under this
           Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.
           An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses"), to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration

           Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                8.   Default by an Underwriter.
                     __________________________

If any one or more Underwriters shall fail to purchase and pay for any of the Offered Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Offered Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the number of Offered Securities or the number of Offered Warrants, as applicable, which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of the Offered Securities or total number of Offered Warrants, as applicable, set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Offered Securities, and if such nondefaulting Underwriters do not purchase all the Offered Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                9.   Termination.
                     ____________

This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Offered Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Offered Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

               10.    Representations and Indemnities to Survive.
                      ___________________________________________

The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 7 hereof, and will survive delivery of and payment for the Offered Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

               11.    Notices.
                      ________

All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Dial Tower, Phoenix, Arizona 85077, attention of the legal department.

               12.    Successors.
                      ___________

This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

               13.    Applicable Law.
                      _______________

This Agreement will be governed by and construed in accordance with the laws of the State of New York.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                             Very truly yours,

                                             The Dial Corp


                                             By
                                                ____________________________
                                                Name:
                                                Title:


The foregoing Agreement
is hereby confirmed and
accepted as of the date
specified in Schedule I hereto.

Salomon Brothers Inc
Citicorp Securities Markets, Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated


By:  Salomon Brothers Inc


By
   ___________________________
   Name:
   Title:


For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement dated _________, 199__

Registration Statement No. 33-______

Representative(s):   Salomon Brothers Inc, Citicorp Securities Markets, Inc.,
                     Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner &
                     Smith Incorporated.

The Offered Securities shall have the following terms:

                                       Title of Securities:

A.    General

             Closing date, time and location:

             Other terms and conditions:

B.    Terms of Preferred Stock (if any)

             Designation:

             Liquidation preference per share:

             Number of shares:

             Public offering price:  $___________________

             Purchase price per share (include accrued dividends,
               if any):  $____________________

             Convertibility into Common Stock:

             Listing requirement:  [None] [NYSE] [Any other stock exchange]

             Delayed delivery contracts:  [Authorized] [Not Authorized]

      [If delayed delivery contracts are authorized

             (i)     Delivery date:

             (ii)    Minimum principal amount per contract:

             (iii)   Minimum aggregate principal amount:

             (iv)    Maximum aggregate principal amount:

             (v)     Fee:                                          %]

      Other provisions:

C.    Terms of Offered Depositary Shares Representing Preferred Stock
      (if any)
             Designation:

             Liquidation preference per share:

             Number of shares:

             Public offering price:  $________________

             Purchase price per share (include accrued dividends, if any):

             Listing requirements:  [None] [NYSE] [any other stock exchange]

             [If delayed delivery contracts are authorized

             (i)     Delivery date:

             (ii)    Minimum principal amount per contract:

             (iii)   Minimum aggregate principal amount:

             (iv)    Maximum aggregate principal amount:

             (v)     Fee:                                          %]

      Other provisions:

D.    Common Stock (if any)

      Number of shares of Common Stock:

      Purchase price per share:  $___________________

      Public offering price:  $___________________

      [If delayed delivery contracts are authorized

             (i)     Delivery date:

             (ii)    Minimum principal amount per contract:

             (iii)   Minimum aggregate principal amount:

             (iv)    Maximum aggregate principal amount:

             (v)     Fee:                                          %]

      Other provisions:

E.    Common Warrants (if any)

             Number of Common Warrants to be issued:

             Form of Common Warrants:  [Registered]  [Bearer]

             Date on which Common Warrants are first exercisable:

             Date on which Common Warrants expire:

             Exercise price(s) of one Common Warrant:

             Number of shares of Common Stock purchasable upon exercise of one Common Stock Warrant:

             Public offering price:  $___________________

             Purchase price:  $___________________

             Listing requirement:  [None] [NYSE] [any other stock exchange]

             [If delayed delivery contracts are authorized

             (i)     Delivery date:

             (ii)    Minimum principal amount per contract:

             (iii)   Minimum aggregate principal amount:

             (iv)    Maximum aggregate principal amount:

             (v)     Fee:                                          %]

      Other provisions:

                                             SCHEDULE II



                                                                           Number of Shares of
Underwriter                                                                    Securities
___________                                                               ____________________










                                                                           ____________________
                   Total

                                                                           =====================


                                  SCHEDULE III


                           Delayed Delivery Contract


                                                                          , 1994


The Dial Corp
c/o Salomon Brothers Inc
Seven World Trade Center
New York, NY  10048


Dear Sirs:

               The undersigned hereby agrees to purchase from The Dial Corp (the "Company"), and the Company agrees to sell to the undersigned, on , 199__ (the "Delivery Date"), [number] of the Company's ___________________ [with attached] Securities [collectively,] the "Offered Securities"), offered by the Company's Prospectus dated ___________________, 199__, and related Prospectus Supplement dated ________________________, 199___, receipt of a copy of which is hereby acknowledged, at a purchase price of [$___ per Offered Security], and on the further terms and conditions set forth in this contract.

               Payment for the Offered Securities to be purchased by the undersigned shall be made on or before _____ AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Offered Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Offered Securities will be registered in the name of the undersigned and issued in a denomination equal to the number of Offered Securities to be purchased by the undersigned on the Delivery Date.

               The obligation of the undersigned to take delivery of and make payment for the Offered Securities on the Delivery Date, and the obligation of the Company to sell and deliver the Offered Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of the Offered Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such

                                     III-2

number of the Offered Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Offered Securities, and the obligation of the Company to cause the Offered Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Offered Securities pursuant to other contracts similar to this contract.

               This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

               It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

                                     III-3

       This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                               Very truly yours,


                                               ________________________________
                                                     (Name of Purchaser)



                                               ________________________________
                                               (Signature and Title of Officer)


                                               ________________________________
                                                          (Address)



Accepted:


The Dial Corp



By   _________________________
       (Authorized Signature)